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                                                                    Exhibit 10.6

                             WESTBOROUGH OFFICE PARK
                                  Building Two

                              1900 WEST PARK DRIVE
                                 WESTBOROUGH, MA

                           SECOND AMENDMENT TO AMENDED
                               AND RESTATED LEASE

                                 July    , 1989


                  LANDLORD:            WRC Properties, Inc., a Delaware
                                       corporation

                  TENANT:              MediQual Systems, Inc.

                  PREMISES
                  RENTABLE
                  AREA: Approximately 4,305 square feet located on the first floor of the Building

ORIGINAL
LEASE
DATA

                  LEASE TERM
                  COMMENCEMENT
                  DATE:                On or about March 1, 1984

                  LEASE
                  TERM EXPIRATION
                  DATE:                On or about February 28, 1989

                  AMENDMENTS TO
                  ORIGINAL LEASE:      First Amendment dated April 4 of 1989
                                       adding to the Premises Rentable Area
                                       "New Space" consisting of 2,668 square
                                       feet of Premises Rentable Area.

                                       The terms of the original Lease and of
                                       the First Amendment were incorporated
                                       in the Amended and Restated Lease dated
                                       July 21, 1986.
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                  LANDLORD:            WRC Properties, Inc., a Delaware
                                       Corporation

                  TENANT:              MediQual Systems, Inc.

                  PREMISES
                  RENTABLE
                  AREA: Approximately 15,526 square feet located on the first and second floors of the Building

AMENDED
AND RESTATED
LEASE DATA

                  LEASE TERM
                  COMMENCEMENT
                  DATE:                August 1, 1986

                  LEASE
                  TERM EXPIRATION
                  DATE:                July 31, 1991

                  PREVIOUS
                  AMENDMENT TO
                  AMENDED AND
                  RESTATED LEASE:      First Amendment dated September
                                       22, 1987 extending the Term of the Lease for a one month period terminating on August 31, 1991

                  SECOND
                  AMENDMENT:           This Second Amendment to Lease (the
                                       "Second Amendment"), adding approximately
                                       4,315 square feet of Premises Rentable
                                       Area located on the second floor of the
                                       Building and 848 square feet of Premises
                                       Rentable Area located on the first floor of the Building (the "Second Amendment
                                       Premises Rentable Area"), as shown on
                                       Exhibit FP.


                  ENTIRE
                  PREMISES
                  RENTABLE
                  AREA: Approximately 20,689 square feet of Premises Rentable Area located on the first and second floors of the Building, as shown on Exhibit FP.
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                                                                        Amend 2

                  COMMENCEMENT DATE IN
                  RESPECT OF
                  SECOND AMENDMENT
                  PREMISES
                  RENTABLE AREA:       August 1, 1989, or upon substantial
                                       completion of Tenant Work the "Second
                                       Amendment Commencement Date"); date to be confirmed by Memorandum issued subsequent to Second Amendment Commencement Date, which Memorandum shall be incorporated herein and become a part hereof

                  EXPIRATION
                  DATE IN
                  RESPECT OF
                  ENTIRE
                  PREMISES
                  RENTABLE
                  AREA:                August 31, 1992 (the "Second Amendment
                                       Expiration Date")

        WHEREAS, Tenant desires to lease from Landlord the Second Amendment Premises Rentable Area;

        WHEREAS, Tenant desires to extend the Term of the Lease so that the Expiration Date in respect of the Amended and Restated Premises Rentable Area will be the Second Amendment Expiration Date; and

        WHEREAS, Landlord is willing to lease the Second Amendment Premises Rentable Area to Tenant and to extend the Term of the Lease upon the terms and conditions set forth in this Second Amendment;

        NOW THEREFORE, the Lease is amended as provided herein, and this Second Amendment supersedes and replaces all provisions of the Lease modified hereby.

 1. Contingency to Third Amendment.

        Landlord and Tenant acknowledge that this Third Amendment is contingent upon Landlord's securing the surrender by Allstate Insurance Co. of 4,315 square feet of Premises Rentable Area located on the second floor of the Building.

 2. Demise of Premises Rentable Area.

        Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Second Amendment Premises Rentable Area for a Term commencing on the Second
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Amendment Commencement Date and terminating on the Second Amendment Expiration
Date (the "Second Amendment Term"). The demise of the Second Amendment Premises Rentable Area for the Second Amendment Term shall be upon all of the same terms and conditions of the Lease (including, without limitation, Tax Base and Operating Expense Base) except:

 A. Basic Rent in respect of the Second Amendment Premises Rentable Area for the Second Amendment Term shall be Eighty Nine Thousand Seven Hundred Thirty Two and 94/100 ($89,732.94) Dollars per year (i.e, Seventeen and 38/100 ($17.38) Dollars per square foot of the Second Amendment Premises Rentable Area per year). Basic Rent is subject to adjustment as provided in Section 3.2 of the Lease.

           Basic Rent in respect of the Second Amendment Premises Rentable Area for the partial months at the beginning or end of the Second Amendment Term shall be pro-rated, and the Basic Rent for a partial year shall be pro-rated on a monthly basis.

 B. Monthly Payments in respect of the Second Amendment Premises Rentable Area for the Second Amendment Term shall be Seven Thousand Four Hundred Seventy Seven and 75/100 ($7,477.75) Dollars per month. Monthly Payments shall be adjusted in accordance with adjustments to Basic Rent made pursuant to Section 3.2 of the Lease.

 3. Escalation Factor.

           5.84%, as computed in accordance with the Escalation Factor Computation, namely: Premises Rentable Area divided by 95% of Building Rentable Area.

 4. Tenant Improvements

           Landlord, at its sole cost and expense, shall make the following improvements:

           A. Office Area

              (i) construct fifteen (15) offices in the Second Amendment Premises Rentable Area, as shown on Exhibit FP;

              (ii) paint all walls in the Second Amendment Premises Rentable Area to match the Amended and Restated Lease Premises Rentable Area;

              (iii) construct a passageway from the Amended and Restated Premises Rentable Area into the Second Amendment Premises Rentable Area, as shown on Exhibit FP (the passageway will be constructed

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                     through an existing conference room; Landlord shall use dry wall to reconstruct said conference room, which is shown on Exhibit FP);

              (iv) install interior glass which is similar to that in the Amended and Restated Premises Rentable Area in twelve (12) of the offices located in the Second Amendment Premises Rentable Area.

           B. Computer Room Area

              (i) expand the computer room space into the Second Amendment Premises Rentable Area, increasing its area by approximately 100 - 120 square feet, as shown on Exhibit FP;

              (ii)   install VT tile flooring throughout the computer room;

              (iii)  construct two (2) additional offices as shown on Exhibit
                     FP;

              (iv) if the air conditioning supplied to the computer room prior to its expansion is determined after the expansion to be insufficient to adequately cool the expanded computer room space, Landlord shall supply the necessary increase in air conditioning at the sole cost and expense of Tenant;

              (v) Tenant shall be responsible for payment of all costs associated with Landlord's providing fire protection (i.e, Halon System) to the Second Amendment Premises Rentable Area;

              (vi) Tenant shall be responsible for payment of all costs associated with the relocation of Tenant's computer transformer.

         WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above

 LANDLORD:                                TENANT:

 WRC PROPERTIES, INC.                     MEDIQUAL SYSTEMS, INC.

 By: /s/ R. Usas                          By: /s/ W. Denahy, VP
     ----------------------------             ------------------------------
     (Name)  R. Usas                          (Name)  W. Denahy
     (Title) Assistant Secretary              (Title) Vice President
     Hereunto Duly Authorized                 Hereunto Duly Authorized

  Date Signed: 7/24/89                    Date Signed: 7/9/89